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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           April 10, 2001
                                                 -------------------------------

                           CENTURY SOUTH BANKS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


     Georgia                            0-26254               58-1455591
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

2325 Lakeview Parkway, Suite 450, Alpharetta, Georgia            30004-1366
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code         (678) 624-1366
                                                   -----------------------------

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

     On April 10, 2001, Century South Banks, Inc. (the "Company") issued a press release announcing the financial results of the Company for the first quarter of 2001. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired

     Not Required.

     (b)  Pro Forma Financial Information

     Not Required.

     (c)  Exhibits

     99.1 Press Release of Century South Banks, Inc. issued April 10, 2001:
          Century South Announces First Quarter Results
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENTURY SOUTH BANKS, INC.
                                        (Registrant)


Dated: April 30, 2001            By:  /s/ Joseph W. Evans
                                    -----------------------------------
                                      Joseph W. Evans, President and
                                          Chief Executive Officer
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                                 EXHIBIT INDEX
                                 -------------

  Number       Description
  ------       -----------

    99.1       Press Release of Century South Banks, Inc. issued April 10, 2001:
               Century South Announces First Quarter Results